Exhibit 10.197

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC.  Each omitted Confidential Portion is marked by three Asterisks.

FOURTEENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Fourteenth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Fourteenth Amendment”) is made and entered into as of this 7th day of June, 2011 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** transponders on Galaxy 18; *** transponder on Galaxy 18; *** transponders on Horizons 1; and *** Transponder Segment on Horizon-1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to modify the Capacity Term for certain of  *** Transponder Capacity on Galaxy 18.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.
Capacity Term.  The Capacity Term for the Galaxy 18 *** Transponder and the *** Capacity shall be extended for an additional *** period to ***.  The Monthly Fee for this extended Capacity Term shall remain the same.  In addition, the Capacity Term for the *** Transponder Capacity shall be reduced by ***, ending ***.

3.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Twelfth Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                           GCI COMMUNICATION CORP.

By:           _/s/ Patricia Casey___                                                                           By:  _/s/ Jimmy R. Sipes_________
Name:           __Patricia Casey_____                                                                           Name:  _Jimmy R. Sipes_________
Title:	_Senior VP and Deputy General Counsel_	Title: _VP Network Services and Chief Engineer_